SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.
                                 SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement


[ ] Confidential, for   Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))


[X] Definitive Proxy Statement


[ ] Definitive Additional Materials

[ ] Soliciting   Material  Pursuant  to   Section   240.14a-11(c)   or   Section
    240.14a-12

               FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] NO Fee

[ ] Fee computed on table below per Exchange Act Rules, 14a-6(i)(1) and 0-11.


[ ] $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-111

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check  box  if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:
----------
1. (Set forth the amount on which the filing fee is calculated and state how it it was determined):

               FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION

                             2021 RESEARCH DRIVE
                          ANNAPOLIS, MARYLAND 21401

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 21, 1997

To the Stockholders of Forensic Technologies International Corporation:


   Notice is hereby given that the Annual Meeting of Stockholders of Forensic Technologies International Corporation (the "Company") will be held at the Loews Annapolis Hotel, 126 West Street, Annapolis, Maryland, on Wednesday, May 21, 1997 at 9:30 a.m., local time, to consider and act upon the following matters:


   1.  To elect two (2) Class I Directors, each for a three-year term.


   2. To approve, ratify and confirm the adoption of the Employee Stock Purchase Plan of the Company.


   3. To approve, ratify and confirm the adoption of the 1997 Stock Option Plan of the Company.

   4. To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending 1997.

   5. To transact such other business as may properly come before the meeting or any adjournments thereof.

   Accompanying this notice is a Proxy Statement and a Proxy Card. Whether or not you expect to be present at the Annual Meeting, please sign and date the Proxy Card and return it in the enclosed postage prepaid self-addressed envelope provided for that purpose prior to the date of the Annual Meeting. April 2, 1997 was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Only stockholders of record at the close of business on April 2, 1997 will be entitled to vote at the Annual Meeting.

   If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy.

                                   By Order of the Board of Directors,
                                   Gary Sindler, Secretary


Baltimore, Maryland
April 18, 1997

               FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION

                             2021 RESEARCH DRIVE
                          ANNAPOLIS, MARYLAND 21401

                           PROXY STATEMENT FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 21, 1997


   This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Forensic Technologies International Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on May 21, 1997 at 9:30 a.m. at the Loews Annapolis Hotel, 126 West Street, Annapolis, Maryland, and at any adjournments or postponements of that meeting (the "Meeting"). All proxies will be voted in accordance with the instructions contained in them. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting and this Proxy Statement. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation to the Secretary of the Company, by executing and delivering a subsequent dated proxy or by attendance at the Meeting in person.

   The Company's Annual Report for the fiscal year ended December 31, 1996 is being mailed to stockholders with the mailing of this Notice and Proxy Statement beginning on or about April 18, 1997.

   At the Meeting, the stockholders of the Company at the close of business on April 2, 1997 (the "Record Date") will be asked to consider and act upon the following matters: (i) to elect two (2) Class I Directors, each for a three-year term; (ii) to approve, ratify and confirm the adoption of the Employee Stock Purchase Plan of the Company; (iii) to approve, ratify and confirm the adoption of the 1997 Stock Option Plan of the Company; (iv) to ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending 1997; and (v) to transact such other business as may properly come before the meeting or any adjournments thereof. The matters on which the stockholders are being asked to vote are referred to in this Proxy Statement as the "proposals."

   THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR APPROVAL OF EACH OF THE OTHER PROPOSALS.

   Information regarding the persons nominated as directors and regarding each of the other proposals and the reasons for the proposals is set forth in this Proxy Statement, as well as certain other information regarding the Company. Stockholders are encouraged to read this Proxy Statement in its entirety before determining how to vote on the proposals.

   The principal executive offices of the Company are located at 2021 Research Drive, Annapolis, Maryland 21401 and its telephone number is (410) 224-8770. Stockholders with questions regarding the matters described herein may contact Gary Sindler, Secretary of the Company at (410) 224-8770.

               SOLICITATION; VOTING AND REVOCABILITY OF PROXIES

   The close of business on April 2, 1997 has been fixed by the Company's Board of Directors as the Record Date for determination of stockholders entitled to vote at the Meeting. On the Record Date there were outstanding and entitled to vote an aggregate of 4,526,912 shares of common stock, $.01 par value per share ("Common Stock"), of the Company. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting (2,263,457 votes) is necessary to constitute a quorum. The affirmative vote of a majority of all the votes cast at the Meeting will constitute stockholder approval of each of the proposals II, III and IV. The affirmative vote of a plurality of votes cast at the Meeting will constitute stockholder approval of the election of the nominees for Class I directors of the Company. With respect to the election of directors and each of the proposals, each share of Common Stock is entitled to one vote. Votes may only be cast "for" the election of a director.


   All proxies submitted on the enclosed form of proxy that are properly executed and returned to the Company prior to commencement of voting at the Meeting will be voted at the Meeting or any adjournment or postponement thereof in accordance with the instructions thereon. The Company has named Joseph R. Reynolds, Jr. and Dennis J. Shaughnessy, or either of them, as attorneys-in-fact on the proxy cards. All executed but unmarked proxies will be voted FOR the Board's nominees for director and FOR approval of the other proposals. Any proxy may be revoked by any stockholder who attends the Meeting and gives notice of his or her intention to vote in person without compliance with any other formalities. In addition, any stockholder of the Company may revoke a proxy at any time before it is voted by executing and delivering a subsequent dated proxy or a written notice stating that the proxy is revoked to the Company at 2021 Research Drive, Annapolis, Maryland 21401, Attention: Gary Sindler, Secretary. Shares of Common Stock represented in person or by proxy at the Meeting will be tabulated by the persons appointed by the chairman of the meeting to act as inspectors of election at the Meeting, whose tabulation will determine whether or not a quorum is present. Abstentions and brokers' nonvotes will not be counted as votes cast at the meeting for purposes of determining the presence of a quorum with respect to any proposal and the approval of proposals II, III and
IV. With respect to the election of directors, votes may only be cast "for" the election of a director.

   The Board of Directors and Management of the Company do not know of any matters other than those set forth herein that may come before the Meeting. If any other matters are properly presented to the Meeting for action, it is intended that the persons named in the proxy will vote in accordance with their best judgment on such matters.

   The expense of preparing and printing this Proxy Statement and the proxies solicited hereby, and any filing fees in connection with this Proxy Statement, will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph, letter or otherwise. The Company may also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to beneficial owners of shares of Common Stock the Company and will provide reimbursement for the cost of forwarding the materials in accordance with customary charges.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth, as of April 2, 1997 (except as otherwise footnoted below), certain information regarding the ownership of Common Stock of
(i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (ii) each of the directors, nominees for director and named executive officers of the Company; and (iii) all executive officers and directors of the Company as a group.

                                                  BENEFICIAL OWNERSHIP
                                              ---------------------------
                                                                   PERCENT     TYPE OF
                                              NO. OF SHARES       OF CLASS    SECURITIES
                                              -------------      ---------   ------------
Grotech III Pennsylvania Fund, LP(1)  .........     27,841         .6%       Common Stock
 9690 Deereco Road,
 Timonium, MD 21093
Grotech III Companion Fund, LP(1)..............     46,437        1.0%       Common Stock
 9690 Deereco Road,
 Timonium, MD 21093
Grotech Partners III, LP(1) ...................    389,722        8.4%       Common Stock
 9690 Deereco Road,
 Timonium, MD 21093
Joseph R. Reynolds, Jr.(2).....................    485,625       10.7%       Common Stock
Daniel W. Luczak(2)............................    225,334        5.0%       Common Stock
Jack B. Dunn, IV (2)(3)........................    197,159        4.4%       Common Stock
Dennis J. Shaughnessy(1)(2)(4).................    473,800       10.2%       Common Stock
George P. Stamas(2)(5).........................     15,638         .3%       Common Stock
Gary Sindler(2)................................        -0-        -0-        Common Stock
Patrick A. Brady(2)(6).........................     11,700         .2%       Common Stock
Gary Summers...................................    415,000        9.2%       Common Stock
 444 Castro Street, Suite 818
 Mountain View, CA 94041
Peter F. O'Malley(2)(7)........................     23,263         .5%       Common Stock
James A. Flick, Jr.(2)(8)......................     22,531         .5%       Common Stock
McCullough, Andrews & Cappiello, Inc.  ........    270,000        6.0%       Common Stock
 101 California Street
 San Francisco, CA 94111 (9)
State of Wisconsin Investment Board(10) .......    268,800        6.0%       Common Stock
All directors and executive officers as a group
 (9 persons)(2) ...............................  1,445,050       31.9%       Common Stock

----------
(1) Grotech III Pennsylvania Fund, LP, Grotech III Companion Fund, LP and Grotech Partners III, LP are affiliates of Grotech Capital Corp. Dennis J. Shaughnessy, a director of the Company, is a General Partner of each of those Funds. Mr. Shaughnessy, Frank A. Adams, Stuart D. Frankel, Hugh A. Waltzen and each have the right to exercise sole voting and dispositive power over the shares.
(2) The address for all executive officers and directors is c/o the Company, 2021 Research Drive, Annapolis, Maryland 21401.
(3) Includes 168,759 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days under the 1992 Stock Option Plan. Includes 12,730 shares over which Mr. Dunn and his wife, Elizabeth Dunn, share voting and investment power.
(4) Includes an aggregate of 454,000 shares of Common Stock held by Grotech III Pennsylvania Fund, LP, Grotech III Companion Fund, LP and Grotech Partners III, LP, affiliates of Grotech Capital Corp. Dennis J. Shaughnessy, a director of the Company, is a General Partner of each of those Funds. Mr. Shaughnessy, Frank A. Adams, Stuart D. Frankel, Hugh A. Waltzen and Deborah
     A. Smeltzer each have the right to exercise sole voting and dispositive power over the shares. Includes 9,800 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days under the 1992 Stock Option Plan.
(5) Includes 9,800 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days under the 1992 Stock Option Plan. Includes 5,838 shares over which Mr. Stamas and his wife Georgia Stamas share voting and investment power.
(6) Includes 11,200 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days under the 1992 Stock Option Plan.
(7) Includes 9,800 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days under the 1992 Stock Option Plan.
(8) Includes 9,800 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days under the 1992 Stock Option Plan.
(9) Robert F. McCullough, David H. Andrews and Frank A. Cappiello, Jr., have shared voting and dispositive power over the shares. Based on information included in the Schedule 13G filed on February 14, 1997.
(10) Based on  information  included  in the  Schedule  13G filed on January 23,
     1997.
                                        3

                     PROPOSAL 1 -- ELECTION OF DIRECTORS

   The Company's Amended and Restated Articles of Incorporation provide that the Company's Board of Directors will consist of three classes. The members of each class will be elected for three-year terms. The Company currently has seven directors, of which two directors denominated as Class I directors are to be elected at the Meeting. The terms of the Class II and Class III directors will expire at the annual meetings of Stockholders to be held in 1998 and 1999, respectively.

CLASS I NOMINEES FOR TERMS EXPIRING IN 1997.

   It is proposed to elect two Class I directors of the Company to serve until the next annual meeting at which Class I directors are to be elected in 2000 and until their successors are elected and qualified. Each nominee is currently a director of the Company. At the Meeting, the persons named in the enclosed proxy will vote to elect the directors listed below, unless the proxy is marked otherwise. Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by the Board of Directors.

                                      DIRECTOR              PRINCIPAL OCCUPATION AND BUSINESS
      NOMINEE                    AGE   SINCE              EXPERIENCE DURING THE PAST FIVE YEARS
------------------------------   ---  --------    -----------------------------------------------------
James A. Flick, Jr............   62    1992       Since 1995,  Mr. Flick has been President and Chief
                                                  Executive Officer of the Dome  Corporation,  a real
                                                  estate development and management services company.
                                                  From 1991 through 1994,  Mr. Flick was an Executive
                                                  Vice   President   of  Legg  Mason   Wood   Walker,
                                                  Incorporated. Mr. Flick is a director of the Ryland
                                                  Group, Inc., Capital One Financial  Corporation and
                                                  Bethlehem Steel Credit Affiliates.

Peter F. O'Malley.............  57    1992        Since 1989, Mr. O'Malley has been Of Counsel to the
                                                  law firm of  O'Malley,  Miles,  Nylen & Gilmore and
                                                  its predecessor O'Malley & Miles. Mr. O'Malley is a
                                                  director of Potomac  Electric Power Company,  Giant
                                                  Food Inc. and Legg Mason, Inc.

CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 1998.

                                      DIRECTOR              PRINCIPAL OCCUPATION AND BUSINESS
      NOMINEE                    AGE   SINCE              EXPERIENCE DURING THE PAST FIVE YEARS
------------------------------   ---  --------    -----------------------------------------------------
Dennis J. Shaughnessy.........   49    1992       Since  September  1989, Mr.  Shaughnessy has been a
                                                  Managing  Director  of  Grotech  Capital  Group,  a
                                                  venture  capital  firm  headquartered  in Timonium,
                                                  Maryland.  Prior to that time, Mr.  Shaughnessy was
                                                  the Chief Executive  Officer of CRI  International,
                                                  Inc.

George P. Stamas..............   46    1992       Since April 1996,  Mr. Stamas has been a partner in
                                                  the law firm of Wilmer,  Cutler & Pickering.  Prior
                                                  to that time,  Mr.  Stamas was a partner in the law
                                                  firm  of  Piper &  Marbury.  Mr.  Stamas  currently
                                                  serves as a director of the  Baltimore  Orioles and
                                                  Georgeson International, Inc.

                                        4

CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 1999.

                                      DIRECTOR              PRINCIPAL OCCUPATION AND BUSINESS
      NOMINEE                    AGE   SINCE              EXPERIENCE DURING THE PAST FIVE YEARS
------------------------------   ---  --------    -----------------------------------------------------
Jack B. Dunn, IV .............    46   1992       Since January 1996,  Mr. Dunn has been President of
                                                  the Company. Since October 1995, Mr Dunn has served
                                                  as Chief Executive Officer of the Company. From May
                                                  1994  through  October  1995,  He  served  as Chief
                                                  Operating Officer of the Company. From October 1992
                                                  through  September 1995, he served as the Company's
                                                  Chief Financial Officer.  Mr. Dunn is a Director of
                                                  the  Baltimore   Orioles.   Prior  to  joining  the
                                                  Company,  he was a Managing  Director of Legg Mason
                                                  Wood   Walker,   Incorporated   and   directed  its
                                                  Baltimore  corporate finance and investment banking
                                                  activities.

Daniel W. Luczak..............   54    1982       Since October 1995, Mr. Luczak has been Chairman of
                                                  the Board of the Company. He co-founded the Company
                                                  in 1982 and served as the Company's Chief Executive
                                                  Officer from September 1988 until October 1995. Mr.
                                                  Luczak  has  over 15  years  of  experience  in the
                                                  litigation support industry.

Joseph R. Reynolds, Jr., P.E.    55    1982       Since January 1996, Mr. Reynolds has served as Vice
                                                  Chairman of the Board of the Company.  Mr. Reynolds
                                                  co-founded  the  Company  in 1982 and served as the
                                                  Company's   President  from  September  1988  until
                                                  January  1996.  Mr.  Reynolds is also  President of
                                                  Engineering   and   Scientific   Services  for  the
                                                  Company.  Mr. Reynolds has twenty years of forensic
                                                  engineering experience. Mr. Reynolds is Chairman of
                                                  The Johns Hopkins University Society of Engineering
                                                  Alumni  and  a  member  of  the  National  Advisory
                                                  Council for the School of Engineering.

                                                  5




NON-DIRECTOR EXECUTIVE OFFICERS.

                                      DIRECTOR              PRINCIPAL OCCUPATION AND BUSINESS
      NOMINEE                    AGE   SINCE              EXPERIENCE DURING THE PAST FIVE YEARS
------------------------------   ---  --------    -----------------------------------------------------
Patrick A. Brady..............   43    1986       Since July 1996, Mr. Brady has been Chief Operating
                                                  Officer of the  Company.  From  September,  1994 to
                                                  July 1996,  he was  Executive  Vice  President  and
                                                  General Manager of Visual  Communications and Trial
                                                  Consulting Services.  Prior to that time, Mr. Brady
                                                  spent ten years with the  Company  specializing  in
                                                  project  management and the  development of project
                                                  management  methodologies  for  dealing  with major
                                                  failure   investigations   and  complex  litigation
                                                  matters.

Gary Sindler..................   50    1996       Since July 1996,  Mr.  Sindler  has been  Executive
                                                  Vice President and Chief  Financial  Officer of the
                                                  Company.  From  August,  1993  to  July  1996,  Mr.
                                                  Sindler  was Chief  Financial  Officer  of Aon Risk
                                                  Services of New York,  Inc.  Prior to 1993, he held
                                                  various  senior  level  positions  in  finance  and
                                                  administration   with  Willis   Corroon,   PLC  and
                                                  Alexander   &   Alexander    Services   Inc.,   two
                                                  international insurance brokerage firms.


BOARD AND COMMITTEE MEETINGS

   During the last fiscal year, the Board of Directors held a total of 7 meetings. All directors attended at least 75% of their scheduled Board meetings and meetings held by Committees of which they were members.

   The Audit Committee consists of Messrs. Flick, O'Malley and Shaughnessy. It oversees actions taken by the Company's independent auditors, recommends the engagement of auditors and reviews the Company's internal audits. During the last fiscal year, the Audit Committee held two meetings.

   The Compensation Committee consists of Messrs. Flick, O'Malley and Shaughnessy. It makes recommendations to the Board of Directors with respect to the compensation of executives of the Company and administers the Company's 1992 Stock Option Plan, as amended and restated, incentive plans and employee benefit plans. During the last fiscal year, the Compensation Committee held two meetings.

   The Board of Directors does not have a Nominating Committee.

COMPENSATION OF DIRECTORS


   The Company reimburses its directors for their out-of-pocket expenses incurred in the performance of their duties as directors of the Company. The Company does not pay fees to its directors for attendance at meetings. Non-employee directors are currently eligible to receive grants of options to acquire Common Stock under the 1992 Stock Option Plan, as amended and restated. If the 1997 stock option is not approved by stockholders, immediately after the Meeting, each director who is re-elected or continues as a non-employee director automatically will be granted an option under the 1992 Stock Option Plan to purchase 4,200 shares of Common Stock of the Company at the fair market value on the date of grant. The options vest and become exercisable one-third at six-months after grant, two-thirds at one-year after grant and in full at two years after grant. The options have a term of ten years. Messrs. Flick and O'Malley, who are standing for election, are non-employee directors of the Company. The other non-employee directors of the Company are Messrs. Shaughnessy and Stamas. At April 2, 1997, 58,800 nonqualified stock options had been granted to non-employee directors with 19,600 of such options currently exercisable. If the 1997 Stock Option Plan is approved by stockholders at the meeting, each non-employee director will immediately be granted an option for 4,200 shares of Common Stock under the Plan at the fair market value at the date granted with the same vesting schedule 25 under the 1992 Stock Option Plan.

COMPLIANCE WITH THE REPORTING REQUIREMENTS OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934.

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers (as defined in the rules issued by the Securities and Exchange Commission (the "SEC")) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by the SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except for the initial Forms 3 due on the effective date of the Company's registration statement on May 8, 1996 that were filed one day late on May 9, 1996 for Messrs. Reynolds, Luczak, Dunn, Patterson, Brady, McDonough, Shaughnessy, Stamas, Flick, and O'Malley, Mr. George Scheeler, the former Chief Financial Officer of the Company, Mr. James McDonough and Mr. Arthur Patterson, previously but no longer executive officers as defined by the SEC, and Grotech III Pennsylvania Fund, LP, Grotech III Companion Fund, LP, Grotech Partners III, LP and LM Private Investment Partnership I, Limited Partnership. Messrs. McDonough, Patterson and Sheeler, and LM Private Investment Partnership I, Limited Partnership are no longer reporting persons under Section
16. In addition, Gary Summers was a greater than 10% stockholder on September 30, 1996, and filed his Form 3 on October 10, 1996. Mr. Summers is no longer a 10% stockholder of the Company.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
                           OF THE NOMINATED DIRECTORS.


                  PROPOSAL 2 -- EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors proposes that the stockholders of the Company approve the Forensic Technologies International Corporation Employee Stock Purchase Plan (the "ESPP"). The ESPP will become effective July 1, 1997, subject to stockholder approval as proposed herein.

   The following is a summary of the ESPP. This summary description is a fair and complete summary of the ESPP; however, it is qualified in its entirety by reference to the full text of the ESPP, which is attached to this Proxy Statement as Exhibit A.

GENERAL

   Purpose. The ESPP offers eligible employees the opportunity to purchase shares of Common Stock through after-tax payroll withholding. The ESPP is intended to permit employees to acquire an equity interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries. Funds received by the Company under the ESPP may be used for any general corporate purpose.


   Eligibility. All common law employees of the Company and certain subsidiaries will be eligible to participate in the ESPP after completion of a year of service (unless they hold more than 5% of the common stock of the Company and its subsidiaries, either directly or by attribution). As of April 2, 1997, there were 170 employees who would be eligible to participate in the ESPP on July 1, 1997.

   Shares Available Under the ESPP. The ESPP authorizes the issuance of up to 400,000 shares of Common Stock from authorized but unissued shares or from stock owned by the Company, including stock purchased on the market. The number of shares issuable under the ESPP will be adjusted for stock dividends, stock splits, reclassifications and other changes affecting the Company's Common Stock.

Because the ESPP permits participants to choose their own level of participation, subject to overall tax and program limits, the specific amounts to be granted to particular persons cannot be determined in advance. As of April 2, 1997, there were 4,526,912 shares of Common Stock outstanding and 861,179 shares of Common Stock underlying existing options, for a total of 5,388,091 shares issued or issuable. If the ESPP is approved and if, contrary to the Company's present intentions, all of the shares were offered for purchase under the ESPP at this time, the 400,000 shares under the ESPP would constitute 6.9% of the 5,788,091 shares then issued or issuable.

   Administration. The ESPP will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee will have the authority and discretion to specify the terms and conditions of options granted to employees (within the limitations of the ESPP) and to otherwise interpret and construe the terms of the ESPP and any agreements governing options granted under the ESPP.

OPTIONS GRANTED UNDER THE ESPP

   General. All options granted under the ESPP will be evidenced by participation agreements. The Committee will have broad discretion to determine the timing, amount, exercisability, and other terms and conditions of options granted to employees. No options granted or funds accumulated under the ESPP will be assignable or transferable, other than by will or in accordance with the laws of descent and distribution. Offering Periods for the ESPP will run from July 1 to December 31 and January 1 to June 30 of each calendar year.

   Election to Participate. Employees must elect before the beginning of a given Offering Period to participate; however, once an employee has elected to participate, that election will carry forward to future Offering Periods until revoked. The employee may elect to have 1-15% of compensation set aside for use in purchasing shares of Common Stock at the end of the Offering Period. The employee may not change the elected percentage during an Offering Period but may withdraw entirely, so long as the withdrawal is made at least 30 days before the end of the Offering Period.

   Exercise Price. The exercise price for options under the ESPP will be equal to the lesser of 85% of the fair market value on the first day of the Offering Period and 85% of the fair market value on the last day of the Offering Period. No participant can purchase more than $25,000 worth of Common Stock in all Offering Periods ending during the same calendar year. The closing price of a share of Common Stock, as reported on NASDAQ National Market on April 2, 1997 was $6.25.

   Exercise. Options granted under the ESPP to employees will be automatically exercised as of the last day of the Offering Period, unless the participant has requested withdrawal of his payroll contributions at least thirty days earlier. The number of shares to be purchased will be determined by dividing the dollars accumulated through payroll withholding by the exercise price and rounding down to the nearest whole number of shares.

   The option price will ordinarily be paid through payroll withholding, but the Committee is authorized to accept payment (i) through the tendering of shares of Common Stock that the optionee has held for at least 6 months or acquired under an option granted not less than 6 months prior and that will be valued at the fair market value on the date of exercise or (ii) through attestation that the optionee holds shares equal to the number required to pay the purchase price (in which case the Company will issue the net number of shares required by the exercise). An optionee will not have any of the rights of a stockholder until payment in full for the shares is received and a stock certificate is issued.

   The Committee may prescribe in the participation agreement that the optionee may elect to satisfy any federal, state or local withholding tax requirements by directing the Company to apply shares of Common Stock to which the optionee is entitled as a result of the exercise of the option in order to satisfy such withholding requirements.

   Termination of Service. Participants who terminate employment or die during an Offering Period will be deemed to have elected withdrawal of all payroll contributions.

   Substantial Corporate Changes. If the Company has a "substantial corporate change" (examples of which total liquidation, sale of all of the shares of the Company, a merger in which it does not survive, or sale of substantially all of its assets), employees will be permitted to make an early election to exercise their options, subject to compliance with the "pooling of interest" accounting rules in applicable situations.

   Shareholder Approval. In general, shareholder approval will only be required, after the initial approval, for changes to the extent necessary to preserve the ESPP's status as a plan under Section 423 of the Code.


AMENDMENT OR TERMINATION OF THE ESPP

   Subject to the foregoing, the Board of Directors may amend or terminate the ESPP at any time and from time to time. Absent extension by the Board, no Offering Periods will begin after December 31, 2006.

TAX CONSEQUENCES

   The  following   summarizes   certain  federal  income  tax  consequences  of
participation in the Plan. It does not cover employment taxes except as specified, nor does it cover other federal, state, local, or foreign tax consequences, if any.

   Rights granted under the Plan are intended to quality for the favorable federal income tax treatment provided by an employee stock purchase plan that qualifies under Section 423 of the Code.


   A participant's withheld compensation will be post-tax. In other words, the participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if he had instead received his full salary or wages. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon how long the shares were held before disposition.

   If the purchased shares of Common Stock are disposed of more than two years after the beginning of the applicable offering period (July 1 or January 1) and more than one year after the exercise date or if the participant dies at any time while holding the stock, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition or death over the purchase price or (b) 15% of fair market value of the stock as of the beginning of the applicable offering period will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Net long-term capital gains for individuals are currently subject to a maximum marginal federal income tax rate that is less than the maximum marginal rate for ordinary income.

   If the participant sells or disposes of the stock before the expiration of either of the holding periods described above (a 'disqualifying disposition'), then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain on a sale will be treated as capital gain. Even if the stock is sold for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on the exercise date. Any capital gain or loss will be long- or short-term depending on whether the stock has been held for more than one year.

   There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Plan. The Company will, in general, be entitled to a deduction to the extent amounts are taxed as ordinary income to a participant by reason of a disqualifying disposition of the purchased shares of stock, but will not be entitled to a deduction in respect of the ordinary income realized by a participant upon a later disposition, or realized upon death. The Company's deduction may be limited under Code Section 162(m) and may be subject to disallowance for failure to report the optionee's income (which could arise if an optionee does not notify the Company of the sale of stock in a disqualifying disposition).

NEW PLAN BENEFITS

   Benefits to be awarded under the ESPP have not been determined at this time.

Stockholder Approval

   Approval of the ESPP will require the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy at the Annual Meeting. Failure of the stockholders to approve the ESPP will mean the plan will not begin operation.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE EMPLOYEE
                              STOCK PURCHASE PLAN.


PROPOSAL 3 -- 1997 STOCK OPTION PLAN

     The Board of Directors proposes that the stockholders of the Company approve the Forensic Technologies International Corporation 1997 Stock Option Plan (the "1997 Plan" or the "Plan"). The 1997 Stock Option Plan became effective March 25, 1997 (the "Effective Date"), subject to stockholder approval as proposed herein.

   The following is a summary of the 1997 Plan. This summary description is a fair and complete summary of the 1997 Plan; however, it is qualified in its entirety by reference to the full text of the 1997 Plan, which is attached to this Proxy Statement as Exhibit B.

GENERAL

   Purpose. The 1997 Plan offers eligible employees and non-employee directors the opportunity to purchase shares of Common Stock. The Plan is intended to encourage employees and non-employee directors to acquire an equity interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries. Funds received by the Company under the Plan may be used for any general corporate purpose.

   Eligibility. All employees of the Company and certain subsidiaries and those non-employee directors who are not employees of the Company and its subsidiaries ("Eligible Directors") are eligible to participate in the 1997 Plan. As of April 2, 1997, there were 170 employees and four Eligible Directors eligible to receive grants under this Plan.


   Shares Available Under the 1997 Plan. The 1997 Plan authorizes the issuance of up to 1,000,000 shares of Common Stock. (If the 1997 Plan is approved by stockholders, no further options will be issued under the Forensic Technologies International Corporation 1992 Stock Option Plan (the "1992 Plan"), which had 337,169 shares available for option grants as of April 2, 1997.) The stock will come from authorized but unissued shares or from stock owned by the Company, including stock purchased on the market. The number of shares issuable under the Plan will be adjusted for stock dividends, stock splits, reclassifications and other changes affecting the Company's Common Stock. If any option granted under the 1997 Plan expires or terminates prior to exercise in full, the shares subject to that option will be available for future grants under the Plan. The maximum number of shares that may be granted under the Plan to any individual in a calendar year is 150,000 shares, subject to adjustment for stock dividends, stock splits, reclassifications, corporate transactions or other changes affecting Common Stock. Because the Plan provides for discretionary grants of options, the specific amounts to be granted to particular persons cannot be determined in advance. As of April 2, 1997, there were 4,526,912 shares of Common Stock outstanding and 861,179 shares of Common Stock underlying existing options, for a total of 5,388,091 shares issued or issuable. If the 1997 Plan is approved and if, contrary to the Company's present intentions, all of the shares were offered for purchase under the 1997 Plan at this time, the 1,000,000 shares under the 1997 Plan would constitute 15.7% of the 6,388,091 shares then issued or issuable.

   Administration. The 1997 Plan is administered by Board of Directors or the Compensation Committee of the Board of Directors (the "Committee"). The Committee has the authority and discretion to select employees to participate in the Plan, to grant options to employees under the Plan, to specify the terms and conditions of options granted to employees (within the limitations of the Plan) and to otherwise interpret and construe the terms of the Plan and any agreements governing options granted under the Plan. The Committee has no discretion over the options granted to Eligible Directors.

OPTIONS GRANTED UNDER THE PLAN

   General. All options granted under the Plan will be evidenced by a written agreement setting forth the terms and conditions governing the option. The Committee has broad discretion to determine the timing, amount, exercisability and other terms and conditions of options granted to employees, but will have no discretion over the terms and conditions of options granted to Eligible Directors. No options granted under the Plan are assignable or transferable, other than by will or in accordance with the laws of descent and distribution. When necessary in connection with an acquisition, the Committee can grant options that mirror those in effect at the company being acquired.


   Options Granted to Employees. Both incentive stock options and non-qualified stock options are available for employees under the 1997 Plan. For incentive stock options, the option price will be not less than the fair market value of a share of Common Stock on the date the option is granted. However, if the employee receiving the option is a more than 10% owner of Common Stock, the option price will not be less than the greater of par value or 110% of the fair market value of a share of Common Stock on the date the option is granted. For non-qualified options, the option price will be not less than 50% of the fair market value of the Common Stock. The closing price of a share of Common Stock, as reported on the NASDAQ National Market on April 2, 1997 was $6.25.

   Formula Options Granted to Directors. All options granted to Eligible Directors will be non-qualified options. If the 1997 Plan is approved by the stockholders, Eligible Directors who were first elected before the Annual Meeting will receive option grants to purchase 4,200 shares of Common Stock. Eligible Directors who will remain in service beyond an Annual Meeting will receive a grant of options with respect to 4,200 shares as of that Annual Meeting. Any Eligible Director first elected after the Annual Meeting will receive an initial option with respect to 14,700 shares. Options granted to Eligible Directors will become one-third vested six months after the date of grant, two-thirds' vested one year after the date of grant, and fully vested two years after the date of grant. Options will also vest at the earlier of the director's death, disability, or attainment of age 70. The exercise price for options granted to Eligible Directors will be the fair market value of the Common Stock on the date the option is granted. Formula options under the 1997 Plan prospectively replace the formula options under the 1992 Plan, with essentially the same terms.


   Exercise. Options granted under the 1997 Plan to employees or Eligible Directors may be exercised by delivery to the Committee of a written notice of exercise. The notice must specify the number of shares being exercised and must be accompanied by payment in full of the option price for the shares being exercised (unless the optionee's written notice of exercise directs that the stock certificates for the shares issued upon the exercise be delivered to a licensed broker acceptable to the Company as the agent for the optionee and at the time the stock certificates are delivered to the broker, the broker tenders to the Company cash or cash equivalents acceptable to the Company equal to the exercise price).

   The option price may be paid, as permitted by the option agreement, (a) in cash or certified check, (b) by tendering shares of Common Stock that the optionee has held for at least 6 months or acquired under an option granted not less than 6 months prior and that will be valued at the fair market value on the date of exercise; (c) through attestation that the optionee holds shares equal to the number required to pay the purchase price (in which case the Company will issue the net number of shares required by the exercise), or (d) any combination of these methods. An optionee will not have any of the rights of a stockholder until payment in full for the shares is received and a stock certificate is issued.

   For options granted to employees, the Committee may prescribe in the option agreement that the optionee may elect to satisfy any federal, state or local withholding tax requirements by directing the Company to apply shares of Common Stock to which the optionee is entitled as a result of the exercise of the option in order to satisfy such withholding requirements.

   Termination of Service. The Committee has discretion to fix the period in which options granted to employees may be exercised after termination of employment. Vested options granted to Eligible Directors remain exercisable for the remaining term of the option unless the Board specifies otherwise (see "Term of Options," below).

   Substantial Corporate Changes. If the Company has a "substantial corporate change" (examples of which include total liquidation, sale of all of the shares of the Company, a merger in which it does not survive, or sale of substantially all of its assets), all options will automatically vest, subject to compliance with the "pooling of interest" accounting rules in applicable situations.

   Term of Options. Each option granted under the Plan will terminate no later than 10 years after the date the option is granted. However, options intended to be incentive stock options granted to employees under the Plan will expire no later than 5 years after the date of the grant if the option is granted to an employee who owns (or is deemed to own) more than 10% of the outstanding Common Stock.


   Shareholder Approval. In general, shareholder approval will only be required, after the initial approval, for changes to the incentive stock options and only to the extent necessary to preserve their tax treatment.


AMENDMENT OR TERMINATION OF THE PLAN

   The Board of Directors may amend or terminate the 1997 Plan at any time and from time to time; provided, however, that no amendment may, without the approval of a majority of the stockholders of the Company, amend the provisions governing incentive stock options other than as permitted under the Internal Revenue Code. The Plan will terminate no later than 10 years after its effective date.

TAX CONSEQUENCES

   The following is a general summary of the federal income tax treatment of incentive stock options and non-qualified stock options to be granted under the 1997 Plan based upon the current provisions of the Code and regulations issued thereunder.


   Incentive Stock Options. Incentive stock options granted to employees under the 1997 Plan are intended to meet the requirements of Code section 422. No tax consequences result from the grant of the option. If an option holder acquires stock upon the exercise, no income will be recognized by the option holder for ordinary income tax purposes (although the difference between the option exercise price and the fair market value of the stock subject to the option may result in alternative minimum tax liability to the option holder) and the Company will be allowed no deduction as a result of the exercise, if the following conditions are met: (a) at all times during the period beginning with the date of the granting of the option and ending on the day three months before the date of such exercise, the option holder is an employee of the Company or of a subsidiary; and (b) the option holder makes no disposition of the stock within two years from the date the option is granted nor within one year after the stock is transferred to the option holder. In the event of a sale of such stock by the option holder after compliance with these conditions, any gain realized over the price paid for stock will ordinarily be treated as long-term capital gain, and any loss will be treated as a long-term capital loss, in the year of the sale.


   If the option holder fails to comply with the employment or holding period requirements discussed above, the option holder will recognize ordinary income in an amount equal to the lesser of (i) the difference between the fair market value of the Common Stock received upon exercise and the option exercise price or (ii) the excess of the amount realized upon such disposition over the exercise price. If the option holder is treated as having received ordinary income because of his failure to comply with either condition above, an equivalent deduction will be allowed to the Company in the same year.


   Nonqualified Stock Options. No tax consequences result from the grant of a nonqualified stock option. An option holder who exercises a non-qualified stock option with cash generally will realize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the option shares on the date of exercise and the option exercise price, and the Company will be entitled to a deduction from income in the same amount. The option holder's basis in such shares will be the fair market value of the shares on the date exercised, and when the shares are disposed of, capital gain or loss, either long-term or short-term, will be recognized depending on the holding period of the shares.

NEW PLAN BENEFITS

   The following benefits will be awarded by formula under the 1997 Plan:

                                                            NUMBER
            NAME AND POSITION                             OF SHARES
------------------------------------------              --------------
    Jack B. Dunn, IV, Chief Executive
      Officer and President...............                    *

    Daniel W. Luczak,
      Chairman of the Board...............                    *

    Joseph R. Reynolds, Jr.
      Vice Chairman of the Board and
      President of Engineering and
      Scientific Services.................                    *

    Patrick A. Brady
      Executive Vice President and
      Chief Operating Officer.............                    *

    Gary Sindler
      Executive Vice President and
      Chief Financial Officer.............                    *

    Executive Group.......................                    *

    Non-Executive Director Group..........               16,800(a)

    Non-Executive Officer Employee Group..                    *

----------

(a) Of the 16,800 shares, all replace options that would otherwise be granted under the 1992 Plan.

 * The Committee expects to grant options to Executive Officers, Non-Executive Officers and other employees, but those benefits have not been determined at this time.


Stockholder Approval

   Approval of the 1997 Plan will require the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy at the Annual Meeting. Failure of the stockholders to approve the 1997 Plan will cause any options to purchase shares granted pursuant to the 1997 Plan to be void.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE 1997 STOCK OPTION PLAN.

      PROPOSAL 4 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors is seeking ratification of its appointment of Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 1997, as recommended by the Audit Committee. If a majority of stockholders voting at the Meeting should not approve the selection of Ernst & Young LLP, the selection of independent auditors may be reconsidered by the Board of Directors.

   Ernst & Young LLP is currently the Company's independent auditors. A representative of Ernst & Young LLP is expected to attend the Meeting and be available to respond to appropriate questions from stockholders.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

   EXECUTIVE COMPENSATION

   Executive Officers. The following table sets forth information concerning the compensation paid by the Company for services rendered during the fiscal year ended December 31, 1996, to each executive officer whose aggregate compensation exceeded $100,000.

                          SUMMARY COMPENSATION TABLE



                                  ANNUAL COMPENSATION                                     LONG-TERM COMPENSATION
                               --------------------------  OTHER ANNUAL     ALL OTHER     ----------------------
NAME AND PRINCIPAL POSITION    YEAR   SALARY(1)   BONUS   COMPENSATION(2) COMPENSATION(3)   # OF STOCK OPTIONS
----------------------------   ------ ----------- ------- --------------- ---------------   ------------------
Jack B. Dunn................   1996   $212,000    None       $ 2,800         $ 3,000         94,000
 Chief Executive Officer       1995   $200,000    None       $ 4,100         $13,100         35,700
 and President                 1994   $157,000    $17,300    $ 2,300            None         None

Daniel W. Luczak............   1996   $262,000    None       $10,900         $ 2,100         None
 Chairman of the Board         1995   $250,000    None       $10,600         $14,400         None
                               1994   $171,000    $22,500    $10,600         $14,700         None

Joseph R. Reynolds, Jr. ....   1996   $194,000    $20,000    $10,700         $ 3,200         None
 Vice Chairman of the Board    1995   $182,000    $31,500    $10,500         $14,900         None
 and President of Engineering  1994   $182,000    None       $10,500         $14,600         None
 and Scientific Services
Patrick A. Brady............   1996   $181,000    None       $   700         $ 3,000         33,600
 Executive Vice President and  1995   $150,000    None       $   600            None         None
 Chief Operating Officer       1994   $ 30,000    None       $    40            None         None

Gary Sindler................   1996   $ 73,000    None       $ 2,700         $   600         30,000
 Executive Vice President,     1995       None    None          None            None         None
 Chief Financial Officer and   1994       None    None          None            None         None
 Secretary

----------

(1) Includes amounts earned but deferred at the election of the executive, such as salary deferrals under the Company's 401(k) Plan established under
     Section 401(k) of the Code.

(2) These amounts represent the Company's payment of matching and discretionary contributions to the Company's 401(k) Retirement Plan, life insurance and long-term disability coverage. The Company's 401(k) contributions for 1996 for Messrs. Dunn, Luczak, Reynolds, Brady and Sindler were $1,192, $9,500, $9,500, $-0-, and $-0-, respectively. The additional life insurance premiums paid by the Company's for 1996 for Messrs. Dunn, Luczak, Reynolds, Brady, and Sindler were $500, $600, $400, $400 and $200, respectively.

(3) These amounts represent the Company's payment for automobile expenses provided to the named individuals and amounts earned as a member of the Company's Board of Directors during 1994 and 1995 to Messrs. Dunn, Luczak and Reynolds. Beginning in 1996, officers of the Company that serve on the Board of Directors no longer receive additional compensation for such services. Additionally, the amount for Mr. Sindler for 1996 includes $2,100 for travel, temporary living, and moving expenses in connection with Mr. Sindler's relocation to Maryland.

EMPLOYMENT AGREEMENTS

   The Company has entered into employment agreements (each an "Employment Agreement") with Mr. Dunn, Mr. Reynolds and Mr. Luczak (each an "Executive"). Each Employment Agreement requires the Executive to devote his full time to the Company during the term of the agreement.


   Each Employment Agreement is for a term that is effective as of January 1, 1996 and expires on the third anniversary thereof and, unless terminated, is automatically renewed annually for an additional one-year period; notwithstanding the foregoing, the Employment Agreements expire, if not sooner, on December 31, 2005. The Employment Agreements terminate upon the death or disability of the Executive or termination of the Executive's employment for cause. The Employment Agreements with Messrs. Dunn, Reynolds and Luczak provide for an annual salary of $212,000, $194,000 and $262,000 respectively, subject to review and increase annually by the Compensation Committee of the Board of

Directors. In addition, Mr. Reynolds is eligible to receive an annual bonus calculated as 1.8% of the earnings of the Engineering and Scientific Services group 90 days after the end of each fiscal year. The Company maintains a comprehensive medical plan for the benefit of employees, including the Executives.


   The Employment Agreements provide that in the event that an Executive's employment is terminated without cause, or an Executive resigns for good reason, such Executive is entitled to severance benefits equal to the amount of his annual salary for the remainder of the contract term ("Severance Period"), plus a bonus based upon the average percentage that any bonus which may have been paid in the discretion of the Board of Directors over the past three years bears to the salary paid during such period. During the Severance Period, the Employment Agreements provide that the Executives continue to be treated as Executives for purposes of benefit programs.

EMPLOYEE BENEFITS PROGRAMS

   The Company has a 401(k) plan that matches employee pretax contributions each year, up to 6% of eligible compensation. The matching schedule for employer contributions is as follows: 10% after one year; an additional 25% after two years; an additional 5% after years three, four and five; and an additional 10% for each of years six through ten. In addition, the Company may make an annual discretionary contribution, based on participants' eligible compensation, once a year, for all employees with at least one year of service and who are on the payroll as of December 31 of a given year. Employees may elect to defer up to 15% of their compensation.

OPTION GRANTS IN 1996

   Except as set forth below, there were no options granted to the Named Executive Officers during 1996:

                      OPTION GRANTS IN LAST FISCAL YEAR

                               NUMBER OF          PERCENT OF TOTAL
                              SECURITIES               OPTIONS          EXERCISE OR
                          UNDERLYING OPTIONS    GRANTED TO EMPLOYEES     BASE PRICE     EXPIRATION
          NAME                  GRANTED            IN FISCAL YEAR        ($/SHARE)         DATE
-----------------------  -------------------- ------------------------ ------------- ----------------
Jack B. Dunn...........      94,000                    34%                 $6.70       December, 1999
Daniel W. Luczak.......       None
Joseph R. Reynolds, Jr.       None
Patrick A. Brady.......      33,600                    12%                 $6.38       January, 1999
Gary Sindler...........      30,000                    11%                 $8.75       July, 1999


OPTIONS EXERCISED IN 1996

   Except as set forth below, there were no options exercised by the Named Executive Officers during 1996:

                    OPTIONS EXERCISED IN LAST FISCAL YEAR

                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                              SHARES                    UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                             ACQUIRED       VALUE       OPTIONS AT FISCAL YEAR            AT FISCAL YEAR
          NAME             ON EXERCISE    REALIZED  Exercisable  Unexercisable     Exercisable     Unexercisable
          ----             -----------    --------  -----------  -------------     -----------     -------------
Jack B. Dunn...........      10,000      $66,200        150,759         94,000     $1,099,828      $     287,080
Daniel W. Luczak.......      None                           -0-            -0-            -0-                -0-
Joseph R. Reynolds, Jr.      None                           -0-            -0-            -0-                -0-
Patrick A. Brady.......      None                           -0-         33,600            -0-      $     113,232
Gary Sindler...........      None                           -0-         30,000            -0-      $      30,000


1992 STOCK OPTION PLAN (AS AMENDED AND RESTATED)

   The 1992 Stock Option Plan, as amended and restated, was adopted by the Board of Directors of the Company on January 12, 1996 and was approved by the stockholders of the Company at the Company's 1996 annual meeting. The purpose of the 1992 Stock Option Plan is to provide a performance incentive to key employees and non-employee directors of the Company and to encourage stock ownership in the Company by such individuals. The Compensation Committee of the Board of Directors administers the 1992 Stock Option Plan, but has no discretion with respect to the timing, pricing or amount of options granted to non-employee directors under the plan. If the 1997 Stock Option Plan is approved by stockholders, no further grants will be made from the 1992 Stock Option Plan.

   GRANTS TO KEY EMPLOYEES. The 1992 Stock Option Plan provides for the issuance to key employees of non-qualified and incentive stock options to acquire up to 1,002,548 shares of Common Stock. As of April 2, 1997, options to purchase 871,179 shares of Common Stock had been granted to key employees under the 1992 Stock Option Plan. Under the terms of the 1992 Stock Option Plan, the Compensation Committee selects the employees of the Company that are eligible to participate in the plan, the date options are granted, the number of shares granted, the exercise price and the other terms and conditions of each option granted to an employee. Options granted under the plan that are intended to be incentive stock options within the meaning of Section 422 of the Code are required to have an option exercise price of not less than 100% of fair market value of the underlying shares on the date of grant (110% of such value if the option is granted to a "ten percent shareholder" as set forth in Section 422(c)(5) of the Code). Options granted to employees under the plan that are intended to be non-qualified options are required to have an option exercise price of not less than 50% of fair market value of the underlying shares on the date of grant. Options granted under the 1992 Stock Option Plan expire no later than 10 years from the date of grant (five years from the date of grant in the case of a ten percent shareholder).

   GRANTS TO NON-EMPLOYEE DIRECTORS. The 1992 Stock Option Plan provides for the issuance to non-employee directors of options to acquire up to 210,000 shares of Common Stock. Options granted under the plan to non-employee directors are non-qualified stock options under the Code. Each person who is first elected or appointed to serve as a non-employee director of the Company will automatically be granted an option to purchase 14,700 shares of Common Stock at the then fair market value of the Common Stock. Immediately after each annual meeting of stockholders, each person who is re-elected or continues as a non-employee director automatically will be granted an option to purchase 4,200 shares of Common Stock at the then fair market value of the Common Stock. Options granted under the plan to non-employee directors vest one-third after six months, two-thirds after one year and entirely after two years, and are exercisable for 10 years from the date of grant.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In August 1995, the Company purchased 50,291 shares of Class A Common Stock from Daniel W. Luczak, the Chairman of the Board, for an aggregate purchase price of $119,740. The shares were purchased by the Company pursuant to an option granted by Mr. Luczak to a former officer of the Company. The Company acquired the option upon such former officer's separation from the Company in November 1994.


   In 1996, the Company repurchased 44,209 shares of Common Stock from Joseph R. Reynolds, the Vice-Chairman of the Board for $105,269. The shares were purchased by the Company pursuant to an option granted by Mr. Reynolds to a former officer of the Company. The Company acquired the option upon such former officer's separation from the Company in November 1994.


   On February 1, 1995, the Company acquired for $200,000 in cash certain assets of a sole proprietorship doing business as "Applix Software Computer Service" and formed the Annapplix division of the Company. The Annapplix division was a provider of general data processing consulting services and network administration services and was considered a separate segment of the Company's operations. Effective March 31, 1996, the Company sold Annapplix for $150,000 to an investment group that included its former owner, who managed the division as an officer of the Company, and the Company's President and Chairman of the Board, Messrs. Dunn and Luczak. Messrs. Dunn and Luczak each purchased a $50,000 equity interest in Annapplix representing an outstanding equity interest of 4.85% each. In addition, investment limited partnerships associated with Grotech Capital Group have provided Annapplix with an aggregate of $300,000 in subordinated debt financing. The term of the subordinated debt is for one year and accrues interest at the rate of prime, plus 1%, with interest payable quarterly from the issue date. The Grotech investment partnerships and an investor, who is not affiliated with the Company or Grotech, each received five-year warrants to purchase 10,000 shares of Common Stock of the Company at $8.50 per share for advising the Company regarding the structure of the transaction. The holders of the warrants have the right to request the Company to include the Common Stock issued upon exercise of the warrants, from time to time, in registration statements filed by the Company.

   During 1996, Wilmer, Cutler & Pickering, of which George Stamas, a director of the Company, is a partner, billed the Company $173,303.82 for legal services rendered. During the 1996, Piper, Marbury, of which Mr. Stamas was previously a partner, billed the Company $175,000, for legal services rendered primarily while Mr Stamas was with the firm.

OTHER MATTERS

   The Board of Directors knows of no other business that may come before the Meeting. If any other business is properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.


   THE COMPANY IS PROVIDING A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, TO EACH OF THE COMPANY'S STOCKHOLDERS OF RECORD ON APRIL 2, 1997, AND TO EACH BENEFICIAL OWNER OF STOCK ON THAT DATE. IN THE EVENT THAT EXHIBITS TO THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB ARE REQUESTED BY ANY HOLDERS UPON RECEIPT OF A WRITTEN REQUEST MAILED TO THE COMPANY'S OFFICES, 2021 RESEARCH DRIVE, ANNAPOLIS, MARYLAND 21401, ATTENTION GARY SINDLER, A FEE WILL BE CHARGED FOR REPRODUCTION OF SUCH EXHIBITS. REQUESTS FROM BENEFICIAL OWNERS OF COMMON STOCK MUST SET FORTH A GOOD FAITH REPRESENTATION AS TO SUCH OWNERSHIP.

   Solicitation of Proxies

   All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company's directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians, and fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of Common Stock held in their names, and the Company will reimburse them for their out-of-pocket expenses incurred in connection with the distribution of proxy materials.

PROPOSALS FOR THE 1997 ANNUAL MEETING

   Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal office in Annapolis, Maryland not later than December 15, 1997 for inclusion in the proxy statement for that meeting.

                                   By Order of the Board of Directors,


                                   GARY SINDLER, Secretary


April 18, 1997


   THE BOARD OF DIRECTORS HOPES THAT YOU WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

                                                                       EXHIBIT A

               FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION
                         EMPLOYEE STOCK PURCHASE PLAN

PURPOSE.......................  The    Forensic    Technologies    International
                                Corporation  Employee  Stock  Purchase Plan (the
                                "ESPP"  or the  "Plan")  provides  employees  of
                                Forensic Technologies  International Corporation
                                (the    "Company")    and    selected    Company
                                Subsidiaries   with  an  opportunity  to  become
                                owners of the Company  through  the  purchase of
                                shares  of  the  Company's   common  stock  (the
                                "Common Stock"). The Company intends this Plan to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and its terms should be construed accordingly.

ELIGIBILITY...................  An  Employee  whom  the  Company  or a  Eligible
                                Subsidiary has employed continuously for one year as of the first day of an Offering Period is eligible to participate in the ESPP for that Offering Period; provided, however, that an Employee may not make a purchase under the ESPP if such purchase would result in the Employee's owning Common Stock possessing 5% or more of the total combined voting power or value of the Company's outstanding stock. For purposes of determining an individual's amount of stock ownership, any options to acquire shares of Company Common Stock are counted as shares of stock, and the attribution rules of Section 424(d) of the Code apply.

                                Employee means any person employed as a common law employee of the Company or an Eligible Subsidiary. Employee excludes anyone not treated initially on the payroll records as a common law employee.

ADMINISTRATOR.................  The  Compensation  Committee  of  the  Board  of
                                Directors of the Company, or such other committee as the Board designates (the "Committee"), will administer the ESPP. The
                                Committee is vested with full authority and discretion to make, administer, and interpret such rules and regulations as it deems necessary to administer the ESPP (including rules and regulations deemed necessary in order to comply with the requirements of Section 423 of the
                                Code). Any determination or action of the Committee in connection with the administration or interpretation of the ESPP shall be final and binding upon each Employee, Participant and all persons claiming under or through any Employee or Participant.

OFFERING PERIOD...............  Offering   Periods  are   successive  six  month
                                periods beginning on January 1 and July 1, and the first such period will begin on July 1, 1997.

PARTICIPATION.................  An eligible  Employee may become a "Participant"
                                for an Offering Period by completing an authorization notice and delivering it to the Committee through the Company's Human Resources Department within a reasonable period of time before the first day of such Offering Period. The Committee will send to each new Employee who satisfies the rules in Eligibility above a notice advising the Employee of his right to participate in the ESPP for the following Offering Period. All Participants receiving options un-der the ESPP will have the same rights and privileges.

METHOD OF PAYMENT.............  A Participant may contribute to the ESPP through payroll deductions, as follows:

                                The Participant must elect on an authorization notice to have deductions made from his Compensation for each payroll period during the Offering Period at a rate of at least 1% but not more than 15% of his Compensation. Compensation under the Plan means an Employee's regular compensation, including overtime, bonuses, and commissions, from the Company or an Eligible Subsidiary paid during an Offering Period.

                                All payroll deductions will be credited to the Participant's account under the ESPP. No interest or earnings will accrue on any payroll deductions credited to such accounts.

                                Payroll deductions will begin on the first payday coinciding with or following the first day of each Offering Period and will end with the last payday preceding or coinciding with the end of that Offering Period, unless the Participant sooner withdraws as authorized under WITHDRAWALS below. A Participant may not alter the rate of payroll deductions during the
                                Offering Period. The Company may use the consideration it receives for general corporate purposes.

GRANTING OF OPTIONS...........  On the  first  day of each  Offering  Period,  a
                                Participant will receive options to purchase a number of shares of Common Stock with funds withheld from his Compensation. Such number of shares will be determined at the end of the Offering Period according to the following procedure:

                                    Step 1 --  Determine  the amount the Company
                                    withheld   from   Compensation   since   the
                                    beginning of the Offering Period;

                                    Step  2  --   Determine   the  amount   that
                                    represents  85% of the lower of Fair  Market
                                    Value of a share of Common Stock on the (I) first day of the Offering Period, or (II) the last day of the Offering Period; and

                                    Step 3 -- Divide the amount determined in Step 1 by the amount determined in Step 2 and round down the quotient to the nearest whole number.

FAIR MARKET VALUE.............  The Fair Market Value of a share of Common Stock for purposes of the Plan as of each date described in Step 2 will be determined as follows:

                                    if the Common Stock is traded on a national securities exchange, the closing sale price on that date;

                                    if the Common Stock is not traded on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") for such date;

                                    if no such closing sale price information is
                                    available,  the  average of the  closing bid
                                    and asked  prices as  reported by Nasdaq for
                                    such date; or
                                    if there are no such  closing  bid and asked
                                    prices,  the  average of the closing bid and
                                    asked   prices  as  reported  by  any  other
                                    commercial service for such date.

                                For January 1 and any other date described in Step 2 that is not a trading day, the Fair Market Value of a share of Common Stock for such date shall be determined by using the closing sale price or the average of the closing bid and asked prices, as appropriate, for the immediately preceding trading day.

                                No Participant shall receive options:
                                    if,   immediately   after  the  grant,  that
                                    Participant   would  own  shares,   or  hold
                                    outstanding  options to purchase shares,  or
                                    both,  possessing  5% or more  of the  total
                                    combined   voting  power  or  value  of  all
                                    classes of shares of the Company or any Subsidiaries; or

                                    that  permit  the  Participant  to  purchase
                                    shares  under all  employee  stock  purchase
                                    plans of the Company and any Subsidiary with
                                    a Fair Market Value  (determined at the time
                                    the  options  are   granted)   that  exceeds
                                    $25,000 in any calendar year.

EXERCISE OF OPTION............  Unless a Participant effects a timely withdrawal pursuant to the Withdrawal paragraph below, his option for the purchase of shares of Common Stock during an Offering Period will be automatically exercised as of the last day of the Offering Period for the purchase of the maximum number of full shares that the sum of the payroll deductions credited to the
                                Participant's account during such Offering Period can purchase pursuant to the formula specified in GRANTING OF OPTIONS.

                                Any payroll deductions credited to a Participant's account during the Offering Period that are not used for the purchase of shares will be treated as follows:

                                    If the  Participant  has elected to withdraw
                                    from the ESPP as of the end of the  Offering
                                    Period,  the Company will deliver the amount
                                    of   the   payroll    deductions    to   the
                                    Participant.

                                    The amount of any other excess payroll deductions will be applied to the purchase of shares in the immediately succeeding Offering Period.

DELIVERY OF COMMON STOCK......  As soon as  administratively  feasible after the options are used to purchase Common Stock, the Company will deliver to each Participant or, in the alternative, to a custodian that the Committee designates, the shares of Common Stock the Participant purchased upon the exercise of the option. If shares are delivered to a custodian, the Participant may elect at any time thereafter to take possession of the shares or to have the Committee deliver the shares to any brokerage firm. The Committee may, in its discretion, establish a program for cashless sales of Common Stock received under the ESPP.

SUBSEQUENT OFFERINGS..........  A Participant  will be deemed to have elected to participate in each subsequent Offering Period following his initial election to participate in the ESPP, unless the Participant files a written withdrawal notice with the Human Resources Department at least ten days before the beginning of the Offering Period as of which the Participant desires to withdraw from the ESPP.

WITHDRAWAL FROM THE PLAN......  A  Participant  may  withdraw  all, but not less than all, payroll deductions credited to his account for an Offering Period before the end of such Offering Period by delivering a written notice to the Human Resources Department on behalf of the Committee at least thirty days before the end of such Offering Period. A Participant who for any reason, including retirement, termination of employment, or death, ceases to be an Employee before the last day of any Offering Period will be deemed to have withdrawn from the ESPP as of the date of such cessation.

                                Upon the withdrawal of a Participant from the ESPP under the terms of the preceding paragraph, his outstanding options under the ESPP will immediately terminate.

                                If a Participant withdraws from the ESPP for any reason, the Company will pay to the Participant all payroll deductions credited to his account or, in the event of death, to the persons
                                designated   as  provided  in   Designation   of
                                Beneficiary, as soon as administratively feasible after the date of such withdrawal and no further deductions will be made from the Participant's Compensation.

                                A Participant who has elected to withdraw from the ESPP may resume participation in the same manner and pursuant to the same rules as any Employee making an initial election to participate in the ESPP, i.e., he may elect to participate in the next following Offering Period so long as he files the authorization form by the deadline for that Offering Period. Any Participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and who withdraws from the ESPP for any reason will only be permitted to resume participation in a manner that will permit transactions under the ESPP to continue to be exempt within the meaning of Rule 16b-3, as issued under the Exchange Act.

STOCK SUBJECT TO PLAN.........  The shares of Common Stock that the Company will sell to Participants under the ESPP will be shares of authorized but unissued Common Stock. The maximum number of shares made available for sale under the ESPP will be 400,000 (subject to the provisions in Adjustments upon Changes in Capital Stock). If the total number of shares for which options are to be exercised in an Offering Period exceeds the number of shares then available under the ESPP, the Company will make, so far as is practicable, a pro rata allocation of the shares available.

                                A Participant will have no interest in shares covered by his option until the Participant exercises the option.

                                Shares that a Participant purchases under the ESPP will be registered in the name of the Participant.

                                The Company will not issue fractional shares pursuant to the ESPP, but the Administrator may, in its discretion, direct the Company to make a cash payment in lieu of fractional shares.

ADJUSTMENTS UPON CHANGES IN
  CAPITAL STOCK...............  Subject to any  required  action by the  Company
                                (which it shall promptly take) or its stockholders, and subject to the provisions of applicable corporate law, if, during an Offering Period, the outstanding shares of Common Stock increase or decrease or change into or are exchanged for a different number or kind of security by reason of any recapitalization, reclassification, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or some other increase or decrease in such Common Stock occurs without the Company's receiving consideration, the Administrator will make a proportionate and appropriate adjustment in the number of shares of Common Stock underlying the options, so that the proportionate interest of the Participant immediately following such event will, to the extent practicable, be the same as immediately before such event. Any such adjustment to the options will not change the total price with respect to shares of Common Stock underlying the Participant's election but will include a corresponding proportionate adjustment in the price of the Common Stock, to the extent consistent with Section 424 of the Code.

                                The  Administrator   will  make  a  commensurate
                                change to the maximum number and kind of shares provided in the Stock Subject to Plan section.

                                Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any options or the price to be paid for stock except as this Adjustments section specifically provides. The grant of an option under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

SUBSTANTIAL CORPORATE CHANGE..  Upon a Substantial  Corporate  Change,  the Plan
                                and the offering will terminate unless provision is made in writing in connection with such transaction for the assumption or continuation of outstanding elections, or the substitution for such options or grants of any options or grants covering the stock or securities of a successor employer corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the options will continue in the manner and under the terms so provided.

                                    If  an  option  would  otherwise   terminate
                                    pursuant  to  the  preceding  sentence,  the
                                    optionee  will have the right,  at such time
                                    before the  consummation  of the transaction
                                    causing  such   termination   as  the  Board
                                    reasonably   designates,   to  exercise  any
                                    unexercised portions of the option. However, the Board may determine that allowing such exercise before the end of the Offering Period will not occur if the election would render unavailable "pooling of interest" accounting for any reorganization, merger, or consolidation of the Company.

                                    A  Substantial  Corporate  Change  means the
                                    dissolution  or  liquidation of the Company,
                                    merger, consolidation,  or reorganization of
                                    the Company with one or more corporations in
                                    which  the  Company  is  not  the  surviving
                                    corporation,  the sale of substantially  all
                                    of the  assets  of the  Company  to  another
                                    corporation, or any transaction (including a
                                    merger  or   reorganization   in  which  the
                                    Company survives) approved by the Board that results in any person or entity (other than any affiliate of the Company as defined in Rule 144(a)(1) under the Securities Act) owning 100% of the combined voting power of all classes of stock of the Company.


DESIGNATION OF BENEFICIARY....  A  Participant  may file  with the  Committee  a written designation of a beneficiary who is to receive any payroll deductions credited to the Participant's account under the ESPP or any shares of Common Stock owed to the Participant under the ESPP if the Participant's dies. A Participant may change a beneficiary at any time by filing a notice in writing with the Human Resources Department on behalf of the Committee.

                                Upon the death of a Participant and upon receipt by the Committee of proof of the identity and existence of the Participant's designated beneficiary, the Company shall deliver such cash or shares, or both, to the beneficiary. If a Participant dies and is not survived by a beneficiary that the Participant designated in accordance with the immediate preceding paragraph, the Company will deliver such cash or shares, or both, to the personal representative of the estate of the deceased Participant. If, to the knowledge of the Committee, no personal representative has been appointed within 90 days following the date of the Participant's death, the Committee, in its discretion, may direct the Company to deliver such cash or shares, or both, to the surviving spouse of the deceased Participant, or to any one or more dependents or relatives of the deceased Participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.

                                No  designated   beneficiary   may  acquire  any
                                interest in such cash or shares before the death of the Participant.

SUBSIDIARY EMPLOYEES..........  Employees  of  Company   Subsidiaries   will  be
                                entitled to participate in the ESPP, except as otherwise designated by the Board of Directors or the Committee.

                                Eligible Subsidiary means each of the Company's Subsidiaries, except as the Board otherwise specifies. Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time an option is granted to a Participant under the ESPP, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

TRANSFERS, ASSIGNMENTS, AND
  PLEDGES.....................  A  Participant  may  not  assign,   pledge,   or
                                otherwise dispose of payroll deductions credited
                                to the  Participant's  account  or any rights to
                                exercise  an  option  or to  receive  shares  of
                                Common Stock un-
                                der the ESPP  other  than by will or the laws of
                                descent  and   distribution  or  pursuant  to  a
                                qualified domestic relations order, as defined in the Employee Retirement Income Security Act.
                                Any other attempted assignment, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw under the WITHDRAWAL section.


AMENDMENT OR TERMINATION OF
  PLAN........................  The Board of Directors of the Company may at any
                                time terminate or amend the ESPP. Any amendment of the ESPP that (i) materially increases the benefits to Participants, (ii) materially increases the number of securities that may be issued under the ESPP, or (iii) materially modifies the eligibility requirements for participation in the ESPP must be approved by the shareholders of the Company to take effect. The Company shall refund to each Participant the amount of payroll deductions credited to his account as of the date of termination as soon as administratively feasible following the effective date of the termination.

NOTICES.......................  All  notices  or  other   communications   by  a
                                Participant  to the  Committee  or  the  Company
                                shall be deemed to have been duly given when the
                                Human  Resources  Department or the Secretary of
                                the  Company  receives  them or when  any  other
                                person  the  Company  designates   receives  the
                                notice or other communication in the form the Company specifies.

GENERAL ASSETS................  Any  amounts the  Company  invests or  otherwise sets aside or segregates to satisfy its obligations under this ESPP will be solely the Company's property (except as otherwise required by Federal or state wage laws), and the optionee's claim against the Company under the ESPP, if any, will be only as a general creditor. The optionee will have no right, title, or interest whatever in or to any investments that the Company may make to aid it in meeting its obligations under the ESPP. Nothing contained in the ESPP, and no action taken pursuant to its provisions, will create or be construed to create an implied or constructive trust of any kind or a fiduciary relationship between the Company and any Employee, Participant, former Employee, former Participant, or any beneficiary.

PRIVILEGES OF STOCK OWNERSHIP.  No  Participant  and  no  beneficiary  or  other person claiming under or through such Participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan except as to such shares of Common Stock, if any, that have been issued to such Participant.


LIMITATIONS ON LIABILITY......  Notwithstanding  any  other  provisions  of  the
                                ESPP,  no  individual   acting  as  a  director,
                                employee, or agent of the Company shall be liable to any Employee, Participant, former Employee, former Participant, or any spouse or beneficiary for any claim, loss, liability, or expense incurred in connection with the ESPP, nor shall such individual be personally liable because of any contract or other instrument he executes in such other capacity. The Company will indemnify and hold harmless each director, employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the ESPP has been or will be delegated, against any cost or expense (including attorneys'

                                fees) or liability (including any sum paid in settlement of a claim with the FTI Board's approval) arising out of any act or omission to act concerning this ESPP unless arising out of such person's own fraud or bad faith.

NO EMPLOYMENT CONTRACT........  Nothing  contained in this Plan  constitutes  an employment contract between the Company or an Eligible Subsidiary and any Employee. The ESPP does not give an Employee any right to be retained in the Company's employ, nor does it enlarge or diminish the Company's right to terminate the Employee's employment.

DURATION OF ESPP..............  Unless the FTI Board extends the Plan's term, no
                                Offering Period will begin after December 31, 2006.

APPLICABLE LAW................  The laws of the State of  Maryland  (other  than its choice of law provisions) govern the ESPP and its interpretation.

APPROVAL OF SHAREHOLDERS......  The ESPP must be submitted  to the  shareholders of the Company for their approval within 12 months after the Board of Directors of the Company adopts the ESPP. The adoption of the ESPP is conditioned upon the approval of the shareholders of the Company, and failure to receive their approval will render the ESPP and any outstanding options thereunder void and of no effect.

                                                                       EXHIBIT B

               FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION
                            1997 STOCK OPTION PLAN

PURPOSE.......................  Forensic Technologies International Corporation,
                                a Maryland corporation ("FTI" or the "Company"), wishes to recruit, reward, and retain employees and outside directors. To further these objectives, the Company hereby sets forth the Forensic Technologies International Corporation 1997 Stock Option Plan (the "Plan"), effective, subject to stockholder approval, as of March 25, 1997 (the "Effective Date"), to provide options ("Options") to employees and outside directors to purchase shares of the Company's common stock (the "Common Stock").

OPTIONEES.....................  All   Employees   of  FTI   and   the   Eligible
                                Subsidiaries  are  eligible  for  option  grants
                                under this Plan, as are the directors of FTI and
                                the Eligible  Subsidiaries who are not employees
                                ("Eligible  Directors").  Eligible employees and
                                directors     become    optionees    when    the
                                Administrator grants them an option under this Plan. The Administrator may also grant options to certain other service providers. The term optionee also includes, where appropriate, a person authorized to exercise an Option in place of the original recipient.

                                Employee means any person employed as a common law employee of the Company or an Eligible Subsidiary.

ADMINISTRATOR.................  The  Administrator   will  be  the  Compensation
                                Committee  of the Board of Directors of FTI (the
                                "Compensation Committee"). The Board may also act under the Plan as though it were the Compensation Committee.

                                The Administrator is responsible for the general operation and administration of the Plan and for carrying out its provisions and has full discretion in interpreting and administering the provisions of the Plan. Subject to the express provisions of the Plan, the Administrator may exercise such powers and authority of the FTI Board as the Administrator may find necessary or appropriate to carry out its functions. The Administrator may delegate its functions (other than those described in the GRANTING OF OPTIONS section) to officers or employees of FTI.

                                The Administrator's powers will include, but not be limited to, the power to amend, waive, or extend any provision or limitation of any Option other than a Formula Option. The Administrator may act through meetings of a majority of its members or by unanimous consent.

GRANTING OF OPTIONS...........  Subject   to  the   terms  of  the   Plan,   the
                                Administrator  will,  in  its  sole  discretion,
                                determine the recipients of option  grants,  the
                                terms  of  such   grants,   the   schedule   for
                                exercisability  (including any requirements that
                                the optionee or the Company satisfy  performance
                                criteria),   the   time   and   conditions   for
                                expiration of the Option, and the form of payment due upon exercise.

                                The Administrator's determinations under the Plan need not be uniform and need not consider whether possible optionees are similarly situated.

                                Options granted to employees may be nonqualified stock options ("NQSOs") or "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or the corresponding provision of any subsequently enacted tax statute. Options granted to Eligible Directors must be NQSOs.

                                The Administrator may also grant Options in substitution for options held by individuals who become Employees of the Company or of an Eligible Subsidiary as a result of the Company's acquiring the individual's employer. If necessary to conform the Options to the options for which they are substitutes, the Administrator may grant substitute Options under terms and conditions that vary from those the Plan otherwise requires.

DATE OF GRANT.................  The Date of  Grant  will be the date as of which the Administrator awards an Option to an optionee, as specified in the Administrator's minutes.

EXERCISE PRICE................  The   Exercise   Price  is  the   value  of  the
                                consideration that an optionee must provide under an Option Agreement in exchange for one share of Common Stock. The Administrator will determine the Exercise Price under each Option.
                                The Administrator may set the Exercise Price of an Option without regard to the Exercise Price of any other Options granted at the same or any other time.

                                The Exercise Price per share for NQSOs may not be less than 50% of the Fair Market Value of a share on the Date of Grant. If an Option is intended to be an ISO, the Exercise Price per share may not be less than the greater 100% of the Fair Market Value (on the Date of Grant) of a share of Stock covered by the Option; provided, however, that if the employee would otherwise be barred from receiving an ISO by reason of the provisions of Code Sections 422(b)(6) and 424(d) (relating to more-than-10%-stock-owners), the Exercise Price of an Option that is intended to be an ISO may not be less than 110% of the Fair Market Value (on the Date of Grant) of a share of Stock covered by the Option.

FAIR MARKET VALUE.............  Fair Market Value of a share of Common Stock for purposes of the Plan will be determined as follows:

                                    if the Common Stock is traded on a national securities exchange, the closing sale price on that date;

                                    if the Common Stock is not traded on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") for such date;

                                    if no such closing sale price information is available, the average of the closing bid and asked prices as reported by Nasdaq for such date; or

                                    if there are no such  closing  bid and asked
                                    prices,  the  average of the closing bid and
                                    asked   prices  as  reported  by  any  other
                                    commercial service for such date.

                                For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date shall be determined by using the closing sale price or the average of the closing bid and asked prices, as appropriate, for the immediately preceding
                                trading   day.

                                The  Company  may  use  the   consideration   it
                                receives from the optionee for general corporate purposes.

EXERCISABILITY................  The  Administrator  will determine the times and conditions for exercise of each Option but may not extend the period for exercise beyond the tenth anniversary of its Date of Grant.

                                Options  will become  exercisable  at such times
                                and in such manner as the Administrator determines and the Option Agreement indicates; provided, however, that the Administrator may, on such terms and conditions as it determines appropriate, accelerate the time at which the optionee may exercise any portion of an Option.

                                No portion of an Option that is unexercisable at an optionee's termination of employment will thereafter become exercisable, unless the Option Agreement provides otherwise, either initially or by amendment.

LIMITATION ON ISOS............  An Option  granted to an employee will be an ISO only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the stock with respect to which ISOs are exercisable for the first time by the optionee during any calendar year (under the Plan and all other plans of the Company and its subsidiary corporations, within the meaning of Code Section 422(d)), does not exceed $100,000. This limitation will be applied by taking Options into account in the order in which such Options were granted.

DIRECTOR FORMULA GRANTS.......  Each  Eligible  Director who is first elected or appointed to the Board after the first Annual Meeting of the Stockholders following the Effective Date (i.e., after the 1997 Meeting) will receive a Formula Option as of his election or appointment to purchase 14,700 shares of Common Stock. Each Eligible Director serving on the Board of Directors at the 1997 Meeting whose term will continue beyond the 1997 Meeting will receive a Formula Option as of the 1997 Meeting to purchase 4,200 shares of Common Stock. For succeeding Annual Meetings, Eligible Directors who will continue in service beyond that Annual Meeting will receive additional grants of Formula Options for 4,200 shares of Common Stock as of the Annual Meeting.

EXERCISE PRICE................  The Exercise  Price of each Option granted to an
                                Eligible Director will be the higher of the Fair Market Value on the Date of Grant or on the date of initial shareholder approval of the Plan, if later.

EXERCISE SCHEDULE.............  Formula  Options  will  become  exercisable  for one-third of the Shares it covers six months after the Date of Grant, for another one-third on the first anniversary of the Date of Grant, and for the remaining one-third on the second anniversary of the Date of Grant. A Formula Option will become exercisable in its entirety upon the director's death, disability, or attainment of age 70. Options will be forfeited to the extent they are not then exercisable if a director resigns or fails to be reelected as a director.

METHOD OF EXERCISE............  To  exercise  any  exercisable   portion  of  an
                                Option, the optionee must:

                                Deliver a written notice of exercise to the Secretary of the Company (or to whomever the Administrator designates), in a form complying with any rules the Administrator may issue, signed by the optionee, and specifying the number of shares of Common Stock underlying the portion of the Option the optionee is exercising;

                                Pay the full Exercise Price by cashier's or certified check for the shares of Common Stock with respect to which the Option is being exercised, unless the Administrator consents to another form of payment (which could include the use of Common Stock); and

                                Deliver to the Administrator such representations and documents as the
                                Administrator, in its sole discretion, may consider necessary or advisable.

                                Payment in full of the Exercise Price need not accompany the written notice of exercise provided the notice directs that the stock certificates for the shares issued upon the exercise be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the option and at the time the stock certificates are delivered to the broker, the broker will tender to the Company cash or cash equivalents acceptable to the Company and equal to the Exercise Price.

                                If the Administrator agrees to payment through the tender to the Company of shares of Common Stock, the individual must have held the stock being tendered for at least six months at the time of surrender or must have acquired the stock under an option granted at least six months before the time of surrender. Shares of stock offered as payment will be valued, for purposes of determining the extent to which the optionee has paid the Exercise Price, at their Fair Market Value on the date of exercise. The Administrator may also, in its discretion, accept attestation of ownership of Common Stock and issue a net number of shares upon Option exercise.

OPTION EXPIRATION.............  No one may  exercise  an  Option  more  than ten years after its Date of Grant (or five years, for an ISO granted to a more-than-10% shareholder). Unless the Option Agreement provides otherwise, either initially or by amendment, no one may exercise an Option after the first to occur of:

 Employment Termination.......  The date of  termination  of  employment  (other than for death or Disability), where termination of employment means the time when the employer-employee or other service-providing relationship between the employee and the Company ends for any reason, including retirement. Unless the Option Agreement provides otherwise, termination of employment does not include instances in which the Company immediately rehires a common law employee as an independent contractor. The Administrator, in its sole discretion, will determine all questions of whether particular terminations or leaves of absence are terminations of employment;

 Disability...................  For  disability,  the  earlier  of (i) the first anniversary of the optionee's termination of employment for disability and (ii) thirty (30) days after the optionee no longer has a disability, where disability means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve months; or

 Death........................  The date  twelve  months  after  the  optionee's death.

                                If exercise is permitted after termination of employment, the Option will nevertheless expire as of the date that the former employee violates any covenant not to compete in effect between the Company and the former employee.

                                Nothing in this Plan extends the term of an Option beyond the tenth anniversary of its Date of Grant, nor does anything in this OPTION EXPIRATION section make an Option exercisable that has not otherwise become exercisable.

OPTION AGREEMENT..............  Option  Agreements  will set  forth the terms of each Option and will include such terms and conditions, consistent with the Plan, as the Administrator may determine are necessary or advisable. To the extent the agreement is inconsistent with the Plan, the Plan will govern. The Option Agreements may contain special rules.

STOCK SUBJECT TO PLAN.........  Except as adjusted below under  ADJUSTMENTS UPON
                                CHANGES IN CAPITAL STOCK, the aggregate number of shares of Common Stock that may be issued under the Options (whether ISOs or NQSOs) may not exceed 1,000,000 shares and the maximum number of shares that may be subject to Options for a single individual in a calendar year may not exceed 150,000 shares. The Common Stock will come from either authorized but unissued shares or from previously issued shares that the Company reacquires, including shares it purchases on the open market. If any Option expires, is canceled, or terminates for any other reason, the shares of Common Stock available under that Option will again be available for the granting of new Options (but will be counted against that calendar year's limit for a given individual).

                                No adjustment will be made for a dividend or other right for which the record date precedes the date of exercise.

                                The optionee will have no rights of a stockholder with respect to the shares of stock subject to an Option except to the extent that the Company has issued certificates for such shares upon the exercise of the Option.

                                The Company will not issue fractional shares pursuant to the exercise of an Option, but the Administrator may, in its discretion, direct the Company to make a cash payment in lieu of fractional shares.

PERSON WHO MAY EXERCISE.......  During  the   optionee's   lifetime,   only  the
                                optionee  or  his  duly  appointed  guardian  or
                                personal   representative   may   exercise   the
                                Options.   After   his   death,   his   personal
                                representative  or any other  person  authorized
                                under a will or under  the laws of  descent  and
                                distribution  may exercise any then  exercisable
                                portion of an Option.  If someone other than the
                                original recipient seeks to exercise any portion
                                of an Option, the Administrator may request such
                                proof   as  it   may   consider   necessary   or
                                appropriate of the person's right to exercise the Option.

ADJUSTMENTS UPON CHANGES IN
  CAPITAL STOCK...............  Subject to any  required  action by the  Company
                                (which it shall promptly take) or its stockholders, and subject to the provisions of applicable corporate law, if, after the Date of Grant of an Option, the outstanding shares of Common Stock increase or decrease or change into or are exchanged for a different number or kind of security by reason of any recapitalization, reclassification, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or some other increase or decrease in such Common Stock occurs without the Company's receiving consideration, the Administrator will make a proportionate and appropriate adjustment in the number of shares of Common Stock underlying each Option, so that the proportionate interest of the optionee immediately following such event will, to the extent practicable, be the same as immediately before such event. Any such adjustment to an Option will not change the total price with respect to shares of Common Stock underlying the unexercised portion of the Option but will include a corresponding proportionate adjustment
                                in   the   Option's    Exercise    Price.

                                The Administrator will make a commensurate change to the maximum number and kind of shares provided in the STOCK SUBJECT TO PLAN section.


                                Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any Option or the Exercise Price except as this ADJUSTMENTS section specifically provides. The grant of an option under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

SUBSTANTIAL CORPORATE CHANGE..  Upon a Substantial  Corporate  Change,  the Plan
                                and the Options will terminate unless provision is made in writing in connection with such transaction for the assumption or continuation of outstanding Options, or the substitution for such options or grants of any options or grants covering the stock or securities of a successor employer corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the Options will continue in the manner and under the terms so provided.


                                Unless the Board determines otherwise, if an Option would otherwise terminate pursuant to the preceding sentence, the optionee will have the right, at such time before the consummation of the transaction causing such termination as the Board reasonably designates, to exercise any unexercised portions of the Option, whether or not they had previously become exercisable. However, the acceleration will not occur if it would render unavailable "pooling of interest" accounting for any reorganization, merger, or consolidation of the Company.

                                Substantial Corporate Change means the dissolution or liquidation of the Company, merger, consolidation, or reorganization of the Company with one or more corporations in which the Company is not the surviving corporation, the sale of substantially all of the assets of the Company to another corporation, or any transaction (including a merger or reorganization in which the Company survives) approved by the Board that results in any person or entity (other than any affiliate of the Company as defined in Rule 144(a)(1) under the Securities Act) owning 100% of the combined voting power of all classes of stock of the Company.

SUBSIDIARY EMPLOYEES..........  Employees  of  Company   Subsidiaries   will  be
                                entitled to participate in the Plan, except as otherwise designated by the Board of Directors or the Committee.

                                Eligible Subsidiary means each of the Company's Subsidiaries, except as the Board otherwise specifies. For ISO grants, Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time an ISO is granted to a Participant under the Plan, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For NQSOs, the Board or the Committee can use a different definition of Subsidiary in its discretion.


LEGAL COMPLIANCE..............  The Company  will not issue any shares of Common
                                Stock under an Option until all applicable requirements imposed by Federal and state securities and other laws, rules, and regulations, and by any applicable regulatory agencies or stock exchanges, have been fully met. To that end, the Company may require the optionee to take any reasonable action to comply with such requirements before issuing such shares. No provision in the Plan or action taken under it authorizes any action that is otherwise prohibited by Federal or state laws.

                                The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933 ("Securities Act") and the
                                Securities Exchange Act of 1934 and all regulations and rules the Securities and Exchange Commission issues under those laws. Notwithstanding anything in the Plan to the contrary, the Administrator must administer the Plan, and Options may be granted and exercised, only in a way that conforms to such laws, rules, and regulations. To the extent permitted by applicable law, the Plan and any Options will be deemed amended to the extent necessary to conform to such laws, rules, and regulations.

PURCHASE FOR INVESTMENT AND
  OTHER RESTRICTIONS..........  Unless  a  registration   statement   under  the
                                Securities Act covers the shares of Common Stock
                                an  optionee   receives  upon  exercise  of  his
                                Option, the Administrator may require, at the time of such exercise, that the optionee agree in writing to acquire such shares for investment and not for public resale or distribution, unless and until the shares subject to the Option are registered under the Securities Act.
                                Unless the shares are registered under the Securities Act, the optionee must acknowledge:

                                that the shares purchased on exercise of the Option are not so registered, that the optionee may not sell or otherwise transfer the shares unless the shares have been registered under the Securities Act in connection with the sale or transfer thereof, or counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such shares is exempt from registration under the Securities Act, and such sale or transfer complies with all other applicable laws, rules, and regulations, including all applicable Federal and state securities laws, rules, and regulations.

                                Additionally, the Common Stock, when issued upon the exercise of an Option, will be subject to any other transfer restrictions, rights of first refusal, and rights of repurchase set forth in or incorporated by reference into other applicable documents, including the Company's articles or certificate of incorporation, by-laws, or generally applicable stockholders' agreements.

                                The Administrator may, in its sole discretion, take whatever additional actions it deems appropriate to comply with such restrictions and appliable laws, including placing legends on certificates and issuing stop-transfer orders to transfer agents and registrars.

TAX WITHHOLDING...............  The  optionee   must   satisfy  all   applicable
                                Federal,  state, and local income and employment
                                tax withholding  requirements before the Company
                                will  deliver   stock   certificates   upon  the
                                exercise of an Option. The Company may decide to
                                satisfy  the  withholding   obligations  through
                                additional withholding on salary or wages. If the Company does not or cannot withhold from other compensation, the optionee must pay the Company, with a cashier's check or certified check, the full amounts required by withholding.
                                Payment of withholding obligations is due at the same time as is payment of the Exercise Price.
                                If the Committee so determines, the optionee may instead satisfy the withholding obligations by directing the Company to retain shares from the Option exercise, by tendering previously owned shares, or by attesting to his ownership of shares (with the distribution of net shares).

TRANSFERS, ASSIGNMENTS, AND
  PLEDGES.....................  Unless the Administrator  otherwise  approves in advance in writing, an Option may not be assigned, pledged, or otherwise transferred in any way, whether by operation of law or otherwise or through any legal or equitable proceedings (including bankruptcy), by the optionee to any person, except by will or by operation of applicable laws of descent and distribution. If Rule 16b-3 then applies to an Option, the optionee may not transfer or pledge shares of Common Stock acquired upon exercise of an Option until at least six (6) months have elapsed from (but excluding) the Date of Grant, unless the Administrator approves otherwise in advance in writing.

AMENDMENT OR TERMINATION OF
  PLAN AND OPTIONS............  The Board may amend,  suspend,  or terminate the
                                Plan at any time, without the consent of the optionees or their beneficiaries; provided however, that no amendment will deprive any optionee or beneficiary of any previously declared Option. Except as required by law or by the ADJUSTMENTS OR SUBSTANTIAL CORPORATE

                                CHANGES sections, the Administrator may not, without the optionee's or beneficiary's consent, modify the terms and conditions of an Option so as to adversely affect the optionee. No amendment, suspension, or termination of the Plan will, without the optionee's or beneficiary's consent, terminate or adversely affect any right or obligations under any outstanding Options.


PRIVILEGES OF STOCK OWNERSHIP.  No optionee and no  beneficiary  or other person claiming under or through such optionee will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, that have been issued to such optionee.

EFFECT ON 1992 OPTION PLAN....  If and when the stockholders  approve this Plan, no additional options will be granted under the Forensic Technologies International Corporation 1992 Stock Option Plan.

EFFECT ON OTHER PLANS.........  Whether exercising an Option causes the optionee to accrue or receive additional benefits under any pension or other plan is governed solely by the terms of such other plan.

LIMITATIONS ON LIABILITY......  Notwithstanding  any  other  provisions  of  the
                                Plan,  no  individual   acting  as  a  director,
                                employee, or agent of the Company shall be liable to any optionee, former optionee, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor shall such individual be personally liable because of any contract or other instrument he executes in such other capacity. The Company will indemnify and hold harmless each director, employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the FTI Board's approval) arising out of any act or omission to act concerning this Plan unless arising out of such person's own fraud or bad faith.

NO EMPLOYMENT CONTRACT........  Nothing  contained in this Plan  constitutes  an employment contract between the Company and the optionee. The Plan does not give the optionee any right to be retained in the Company's employ, nor does it enlarge or diminish the Company's right to terminate the optionee's employment.

APPLICABLE LAW................  The laws of the State of  Maryland  (other  than its choice of law provisions) govern this Plan and its interpretation.

DURATION OF PLAN..............  Unless the FTI Board  extends  the Plan's  term, the Administrator may not grant Options after March 25, 2007. The Plan will then terminate but will continue to govern unexercised and unexpired Options.

APPROVAL OF SHAREHOLDERS......  The Plan must be submitted  to the  shareholders of the Company for their approval within 12 months after the Board of Directors of the Company adopts the Plan. The adoption of the Plan is conditioned upon the approval of the shareholders of the Company, and failure to receive their approval will render the Plan and any outstanding options thereunder void and of no effect.

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION


                                  MAY 21, 1997




                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------
[ X ] PLEASE MARK YOUR
      VOTES AS IN THIS                                               I
      EXAMPLE                                                        I____

          FOR all                 WITHHOLD
   nominees listed to the        AUTHORITY
    right (except as      to vote for all nominees
 marked to the contrary)     listed to the right
1. ELECTION     I    I            I    I
   OF CLASS 1   I    I            I    I
   DIRECTORS    I____I            I____I

INSTRUCTION:   To withhold authority in vote for any
individual nominee, write such nominee's name in the
space below.
----------------------------------------------------

                                                                                    FOR       AGAINST     ABSTAIN
NOMINEES:  James A. Flick, Jr.  2. To approve, ratify and confirm the adoption    I    I      I    I       I    I
                                   of   the  Employee  Stock  Purchase Plan of    I    I      I    I       I    I
                                   the Company.                                   I____I      I____I       I____I

           Peter F. O'Malley
                                3. To approve, ratify and confirm the adoption    I    I      I    I       I    I
                                   of  the  1997  Stock  Option  Plan  of  the    I    I      I    I       I    I
                                   Company.                                       I____I      I____I       I____I


                                4. Ratification of Ernst & Young LLP as the       I    I      I    I       I    I
                                   independent auditors of the Company.           I    I      I    I       I    I
                                                                                  I____I      I____I       I____I

                                5. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

                               THIS PROXY, WHEN  PROPERLY EXECUTED, WILL BE  VOTED IN THE
                               MANNER  DIRECTED  HEREIN  BY THE UNDERSIGNED  STOCKHOLDER.
                               IF  NO DIRECTION IS  MADE, THIS  PROXY  WILL  BE VOTED FOR
                               PROPOSALS 1, 2, 3 AND 4.

                               PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD
                               USING THE ENCLOSED ENVELOPE.

(Signature)                                               Date            , 1997
           -------------------- --------------------------    -----------
                               (Signature if held jointly)

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name and have a duly authorized officer sign, stating title, if a partnership, please sign in partnership name by authorized person.

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                FORENSIC TECHNOLOGIES INTERNATIONAL CORPORATION

The undersigned hereby appoints Joseph R. Reynolds, Jr. and Dennis J. Shaughnessy, as attorneys and proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of common stock of Forensic Technologies International Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held May 21, 1997 and at any and all continuations adjournments thereof.

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE).